Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EQT Exeter Real Estate Income Trust, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ali Houshmand, President, Portfolio Manager and Director of the Company, certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 31, 2023	By:	/s/ Ali Houshmand
Ali Houshmand
President, Portfolio Manager and Director (principal executive officer)